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Exhibit 10.48

SEPRACOR INC.
SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION

        Sepracor Inc. (the "Company") does not pay directors who are also employees of the Company any additional compensation for their service as a director. The Company does pay its non-employee directors for their service. The Company provides the following equity-based and cash-based compensation to its non-employee directors:

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  an option to purchase 20,000 shares of common stock upon initial election to the board, such stock option terminating on the earlier of ten years following the grant date and one year after the director ceases to serve on the board, and vesting as to 2,000 shares on the first anniversary of the grant date and as to 20% of the shares annually thereafter;

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  an option to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders following which the director will continue to serve, assuming he or she has been serving on the board for at least six months, such stock option terminating on the earlier of ten years after the grant date and one year after the director ceases to serve on the board, and vesting on the date which is one business day prior to the next annual meeting of stockholders;

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  a grant of 5,000 shares of restricted common stock on the date of each annual meeting of stockholders following which the director will continue to serve, assuming he or she has been serving on the board for at least six months, such grant vesting on the date which is one business day prior to the next annual meeting of stockholders;

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  $45,000 per year for service as a director;

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  $2,500 for each meeting of the board attended;

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  an additional $8,000 per year for the lead director's service on the board;

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  an additional $12,000 per year for a director's service on the audit committee, other than as chairman;

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  an additional $15,000 per year for a director's service as the chairman of the audit committee;

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  an additional $6,000 per year for a director's service on the compensation committee, other than as chairman;

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  an additional $8,000 per year for a director's service as the chairman of the compensation committee;

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  an additional $6,000 per year for a director's service on the nominating and corporate governance committee, other than as chairman;

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  an additional $8,000 per year for a director's service as the chairman of the nominating and corporate governance committee; and

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  expense reimbursement for attending board and committee meetings.

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  Exhibit 10.48